UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21460
Pioneer Series Trust II
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  November 30, 2020

Date of reporting period:  December 1, 2019 through November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Select Mid Cap Growth Fund
Annual Report | November 30, 2020

A: PGOFX	C: GOFCX	K: PSMKX	R: PGRRX	Y: GROYX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 1

President’s Letter

Dear Shareholders,
With a very turbulent 2020 calendar year finally behind us, the U.S. and global economies still face numerous challenges as the new calendar year dawns. The COVID-19 pandemic has continued to spread, with high numbers of new cases reported in many U.S. states and in other countries. In response, some governments have retightened restrictions on both business and personal activities. However, as 2021 arrived, deployment of the first approved COVID-19 vaccines had already begun, and expectations are for widespread vaccine distribution by the middle of the year.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter of 2020, and then recovering most of those losses throughout the following quarters. In fact, the U.S. stock market, as measured by the Standard & Poor’s 500 Index, returned more than 18% for the full 2020 calendar year, an impressive performance given all of the obstacles market participants faced during those 12 months.
However, despite the market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus, from vaccines to spikes in the number of cases as well as rising hospitalization rates in some areas. In addition, the recent U.S. Presidential and Congressional elections have resulted in a power shift in Washington, D.C., and that most likely portends some changes in fiscal policy. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 last winter, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
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Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US.
Amundi Asset Management US, Inc.
January 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 3

Portfolio Management Discussion | 11/30/20
In the following interview, Ken Winston discusses the market environment and the factors that affected the performance of Pioneer Select Mid Cap Growth Fund during the 12-month period ended November 30, 2020. Mr. Winston, a senior vice president at Amundi Asset Management US, Inc. (Amundi US) and lead portfolio manager of the Fund, is responsible for the day-to-day management of the Fund’s portfolio, along with Shaji John, a vice president and a portfolio manager at Amundi US, and David Sobell, a vice president and portfolio manager at Amundi US.
Q How did the Fund perform during the 12-month period ended November 30, 2020?
A Pioneer Select Mid Cap Growth Fund’s Class A shares returned 33.06% at net asset value (NAV) during the 12-month period ended November 30, 2020, while the Fund’s benchmark, the Russell Midcap Growth Index (the Russell Index), returned 30.90%. During the same 12-month period, the average return of the 607 mutual funds in Morningstar’s Mid-Cap Growth Funds category was 32.76%.
Q How would you describe the investment environment in the equity market during the 12-month period ended November 30, 2020?
A The Fund’s annual reporting period beginning December 1, 2019, and ending on November 30, 2020, was one of the most volatile 12-month periods in history for domestic equity investors. The period began on a strong note, with domestic equities, as measured by the Standard & Poor’s 500 Index (the S&P 500 Index), returning more than 8% between December 1, 2019, and February 19, 2020.
Then, as investors began to react to the COVID-19 pandemic and the potential economic consequences of the lockdowns imposed by state and local governments aimed at containing the rate of infections (“flattening the curve”), equity prices sharply reversed. To illustrate, the S&P 500 Index and the Fund’s benchmark, the Russell Index, returned -33.79% and -35.70%, respectively, between February 19 and March 23.
After the market bottomed on March 23, the final eight months of the 12-month period saw domestic equities stage a stunning positive reversal, as the S&P 500 Index and the Russell Index returned 63.88% and 88.12%, respectively, from March 23 through the end of the period on November 30. The strong gains in the domestic equity market during the final eight months of the period more than made up for all of the previous losses sustained in February and March.
4 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

When all was said and done, the Russell Index had returned 30.90% for the full 12-month period, besting the performance of just about every other domestic equity index, including the S&P 500 Index, the S&P Mid Cap 400 Index, and the Russell Midcap Value Index, which returned 17.44%, 9.70%, and 3.36%, respectively, over the 12 months.
The recovery in equity prices from the market bottom on March 23 was fueled in part by investors’ positive response to unprecedented actions taken by the U.S. Federal Reserve (Fed), which implemented a broad array of programs aimed at limiting the damage caused by the virtual shutting down of the domestic economy due to the pandemic-control measures. The Fed’s initiatives included reducing the target range of the federal funds rate to zero, reintroducing quantitative easing (asset purchases), and creating lending facilities (totaling roughly $3 trillion) in support of households, employers, financial markets, and state and local governments. Additionally, the Trump administration and Congress moved quickly to enact three separate coronavirus-relief packages, at a total cost of more than $2 trillion, to provide aid to consumers and businesses, and to attempt to replace some of the incomes lost during the COVID-19 crisis.
Additionally, near the end of the 12-month period, two drug companies (Pfizer and Moderna) announced positive results for Phase 3 studies of their COVID-19 vaccine candidates, with each of the studies showing greater than 95% efficacy rates.(Moderna is a Fund holding; Pfizer is not.) Shortly after period-end, some of the vaccine candidates received emergency-use approval from the U.S. Food and Drug Administration (FDA), with the expectation that the vaccines –and potentially other vaccines – would see distribution to the broader U.S. population in the first half of 2021.
Within the Fund’s benchmark, the Russell Index, the three best-performing sectors over the 12-month period were communication services, health care, and information technology, which returned 49.2%, 41.8%, and 41.3%, respectively. Meanwhile, energy, financials, and materials were the lagging sectors in the Russell Index for the period, posting returns of 14.0%, 9.2%, and 15.7%, respectively. The energy sector’s significantly negative performance during the 12-month period was due primarily to persistent oil-price volatility and sluggish demand, with the latter particularly affected by the COVID-19 lockdowns and other virus-related restrictions on business and personal activities.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 5

Q Which of your investment decisions had the greatest effects on the Fund’s benchmark-relative performance during the 12-month period ended November 30, 2020?
A The Fund outperformed both the Russell Index and its Morningstar peers over the 12-month period, with strong relative returns driven by positive stock selection results. Meanwhile, sector allocation decisions slightly detracted from the Fund’s benchmark-relative returns during the period.
With regard to sector allocation, the main detractor from the Fund’s benchmark-relative returns resulted from different portfolio weightings within the consumer staples sector over the course of the 12-month period. The Fund was underweight to the consumer staples sector during the period of the severe equity market downturn between February 19 and March 23, 2020, a timeframe that saw the defensive consumer staples sector substantially outperform all other Russell Index sectors. As a result, the Fund’s underweight to the sector during the market sell-off detracted from benchmark-relative returns. Subsequently, we transitioned the portfolio to a slight overweight position in consumer staples, but after the switch, the sector substantially underperformed all other Russell Index sectors as the overall market recovered from its March lows. Therefore, the overweight resulted in further detraction from the Fund’s benchmark-relative returns during the rebound in the equity market that characterized most of the period’s final eight months.
As for stock selection, the biggest benefits to the Fund’s benchmark-relative performance over the 12-month period came from selection results in the health care, industrials, and communications services sectors.
Q Which individual portfolio holdings had the most significant effects on the Fund’s benchmark-relative performance, either positive or negative, during the 12-month period ended November 30, 2020?
A The top individual positive contributors to the Fund’s benchmark-relative performance during the 12-month period were portfolio positions in Teladoc Health, Peloton Interactive, IAC/InterActive, and Generac Holdings.
Teladoc Health is a leading provider of virtual access to medical professionals. The company’s share price rose during the period as demand for Teladoc’s services has been accelerating because of the stay-at-home restrictions brought about by COVID-19, which have had the effect of introducing new providers and subscribers to the Teladoc ecosystem, while cementing the company’s position as one of the leading virtual-care intermediaries.
6 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Peloton provides a fitness platform with an integrated hardware/ software/content ecosystem serving live, at-home fitness solutions and on-demand classes for its members. Peloton’s shares rose substantially during the 12-month period as the company benefited from the COVID-19 restrictions, which accelerated the trend towards in-home fitness. We believe the company may continue to grow its revenues and earnings over the coming years, while benefiting from several positive factors. These include strong brand recognition (emanating from Peloton’s first-mover advantage and highly engaged subscribers); a growing competitive moat around its business; positive secular tailwinds in the health-and-wellness field; recurring subscription revenues with high gross margins; and an addressable market that has been expanding through new geographies, product verticals, and lower price points.
IAC/InterActive is a leading media and Internet company that operates some of the most globally recognized digital brands, ranging from digital media to e-commerce. IAC operates through several different business segments, including ANGI Homeservices, Vimeo, Dotdash, Ask Applications, and Emerging and Other. IAC’s share price rose during the 12-month period as the company successfully spun-off its majority ownership of Match.com, leading investors to develop a better appreciation of the value of all of the company’s assets, excluding Match.com. Additionally, IAC’s financial results during the period confirmed that online advertising demand for its media properties did not decline as much as had been feared during the COVID-19-induced economic slowdown.
Generac is a leading manufacturer of a broad range of residential standby and portable generators, with dominant market share in the North America standby generator market as well as leading market share in portable generators. Generac’s shares outperformed during the period as the company benefited from increased demand for its products emanating from the wildfires in California, an active hurricane season in the Atlantic, and the global pandemic, which kept people at home across the country and resulted in greater interest in Generac’s backup power solutions.
While overall stock selection results in the health care sector benefited the Fund’s benchmark-relative performance during the 12-month period, the four largest individual detractors from the Fund’s relative returns came from that sector. The portfolio had overweight positions in Sage Therapeutics,
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 7

Reata Pharmaceuticals, and Esperion Therapeutics during the period, and an underweight position in Moderna, all of which had negative effects on the Fund’s performance relative to the Russell Index.
Sage is a biopharmaceutical company focused on developing novel therapeutics for disorders of the central nervous system, including postpartum depression (PPD) and major depressive disorder (MDD). Sage’s most advanced asset is the drug “Zulresso,” which was approved by the FDA in March 2019 for the treatment of adult patients with PPD. The company’s second-most advanced asset targets a number of mood and movement disorders, including treatment for MDD, and has continued to go through clinical trials. In December 2019, Sage’s share price declined significantly after the company reported that the Phase III Mountain trial for the second drug failed to satisfy its primary endpoint, which was to show statistically significant efficacy at Day 15 as compared to a placebo dose. Despite the failed study, we believe the impact of the failed trial may result in merely a delay in FDA approval, and so we have retained the Fund’s position in Sage.
Reata is a clinical-stage biopharmaceutical company focused on development of novel therapies to treat inflammatory and metabolic diseases with unmet needs. Nearly 2,000 patients across a number of indications, from chronic kidney disease to pulmonary hypertension, have received Reata’s leading therapy candidate, and the company has been running extensive clinical studies for multiple indications, with promising late-stage data seen so far. Reata’s shares declined during the 12-month period after rising over the previous 12 months (ended November 30, 2019). We have maintained the Fund’s position in Reata, and believe the next few years could turn out to be pivotal for the company, as, if a host of readouts and key clinical study initiations prove successful, Reata’s therapies have the potential to address a range of indications.
Esperion is a pharmaceutical company dedicated to the development and commercialization of cost-effective, once-daily oral therapies for the management of LDL cholesterol. Esperion has two products that were FDA-approved in February 2020. The approved therapies focus on two patient populations: patients who cannot tolerate any dose of statins, and patients who have experienced inadequate results in lowering their LDL-C levels by taking statins, regardless of dose. The company began a commercial rollout of the therapies in March 2020 — just as the COVID-19 pandemic hit. Therefore, the COVID-19 situation had a negative effect on
8 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

the rollout, which contributed to a decline in Esperion’s share price during the 12-month period. We continue to believe that the company’s therapies, and particularly its bempedoic acid franchise, could potentially generate substantial uptake from its patient populations over time, and so we have retained the Fund’s position.
Finally, with regard to Moderna, the Fund’s underweight position versus the Russell Index was a large detractor from relative performance during the 12-month period. Moderna is a clinical-stage biotech company with messenger RNA (mRNA) drug candidates in preclinical or early human trials for certain indications, including cancer, autoimmune disorders, and viruses such as Zika. Moderna spent most of 2020 making headlines after the company got into the COVID-19 vaccine race early on, and became the first developer to launch a vaccine candidate in human trials in March 2020. On November 16, 2020, Moderna announced positive Phase-3 clinical trial results, in which its vaccine was 95%+ effective in preventing the COVID-19 virus. Based on current expectations, the vaccine could see widespread distribution in the first half of 2021. Moderna’s share price increased dramatically during the 12-month period, and while the Fund did have a position in Moderna, the underweight stake compared to the Russell Index’s exposure to the stock detracted from benchmark-relative returns.
Q Did the Fund have any derivatives exposure during the 12-month period ended November 30, 2020?
A No, the Fund had no exposure to derivative securities during the 12-month period.
Q What is your outlook?
A We see some positives and negatives with respect to the outlook for domestic equities:
On the positive side, it now seems possible that a COVID-19 vaccine could become available to a substantial portion of the U.S. population by the end of the summer in 2021, which may lead to widespread immunity and a full return to economic normalcy in the second half of 2021.
If consumers and businesses are able to “return to normal” at some point in 2021, we believe there may be significant pent-up demand in many areas of the economy that, if unleashed, could drive economic growth.
In addition, accommodative monetary policy may likely continue through 2021 and into 2022, based on the Fed’s recent pronouncements, and another round of fiscal stimulus legislation from the U.S. government
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 9

could be unveiled in late 2020 or early 2021. A federal infrastructure spending initiative may also happen in 2021, which could potentially provide further economic stimulus.
On the negative side, we believe there are pockets of euphoria in the market and over-valuations in certain stocks and industry segments that could experience a large correction in 2021 or beyond. Another thing that bears watching is the U.S. government’s already high debt level, which has been ballooning even more so due to the stimulus spending needed to help offset the effects of the pandemic. There could be a price to pay in the future, with equity markets likely beginning to discount that negative sometime down the road.
Another potential headwind is the possibility that vaccine deployment and the hoped-for return to “normalcy” may occur later than expected. Meanwhile, there could be issues with the vaccine rollout, or a third wave of COVID-19 cases that may take years to contain.
On the government-policy side, a power shift in Washington (to full Democratic Party control) early into the new calendar year could lead to tax increases on both businesses and individuals, including a rise in the capital gains tax. A capital gains tax hike could result in an equity market downturn as individuals opt to sell stocks to avoid the capital gains, and business owners curtail hiring and spending to offset higher taxes. That scenario could lead to a substantial weakening in economic activity.
In the end, however, we believe investors are likely to favor owning stocks of secular growth companies with reasonable valuations that are not highly dependent on positive macroeconomic conditions in order to flourish; companies that they believe have resilient business models; and companies that can exhibit sustainable growth characteristics and innovation. Those characteristics typify the types of equities that we seek to hold in the Fund’s portfolio.
10 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Please refer to the Schedule of Investments on pages 21–27 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than investments in larger, more established companies.
When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.
The portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 11

Portfolio Summary | 11/30/20

Portfolio Diversification

(As a percentage of total investments)*

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Lam Research Corp.	2.08%
2.	Generac Holdings, Inc.	1.98
3.	Micron Technology, Inc.	1.95
4.	MSCI, Inc.	1.82
5.	Synopsys, Inc.	1.78
6.	Clarivate Analytics Plc	1.78
7.	Veeva Systems, Inc.	1.72
8.	Brinker International, Inc.	1.71
9.	Amphenol Corp.	1.69
10.	Twilio, Inc.	1.64

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Prices and Distributions | 11/30/20

Net Asset Value per Share

Class	11/30/20	11/30/19
A	$51.44	$44.42
C	$32.33	$30.29
K	$53.00	$45.42
R	$48.22	$42.19
Y	$57.39	$48.78

Distributions per Share: 12/1/19–11/30/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$0.0251	$7.4638
C	$ —	$0.0251	$7.4638
K	$ —	$0.0251	$7.4638
R	$ —	$0.0251	$7.4638
Y	$ —	$0.0251	$7.4638

Index Definition
The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 13

Performance Update | 11/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Select Mid Cap Growth Fund at public offering price during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2020)
	Net	Public	Russell
	Asset	Offering	Midcap
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 Years	14.64%	13.97%	15.20%
5 Years	16.69	15.32	17.01
1 Year	33.06	25.41	30.90

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
1.03%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 5.75% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Performance Update | 11/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2020)
			Russell
			Midcap
	If	If	Growth
Period	Held	Redeemed	Index
10 Years	13.69%	13.69%	15.20%
5 Years	15.77	15.77	17.01
1 Year	32.04	32.04	30.90

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
1.85%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 15

Performance Update | 11/30/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2020)
	Net	Russell
	Asset	Midcap
	Value	Growth
Period	(NAV)	Index
10 Years	14.90%	15.20%
5 Years	17.13	17.01
1 Year	33.57	30.90

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
0.67%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 31, 2014, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 31, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Performance Update | 11/30/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2020)
	Net	Russell
	Asset	Midcap
	Value	Growth
Period	(NAV)	Index
10 Years	14.31%	15.20%
5 Years	16.23	17.01
1 Year	32.46	30.90

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
1.40%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 17

Performance Update | 11/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Select Mid Cap Growth Fund during the periods shown, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of November 30, 2020)
	Net	Russell
	Asset	Midcap
	Value	Growth
Period	(NAV)	Index
10 Years	14.99%	15.20%
5 Years	16.97	17.01
1 Year	33.36	30.90

Expense Ratio
(Per prospectus dated April 1, 2020)
Gross
0.79%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
The Fund acquired the assets and liabilities of Pioneer Select Mid Cap Growth Fund (“the predecessor fund”) on June 7, 2013 (“the reorganization”). As a result of the reorganization, the predecessor fund’s performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.
Please refer to the financial highlights for a more current expense ratio.
18 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund
Based on actual returns from June 1, 2020 through November 30, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 6/1/20
Ending Account Value	$1,319.91	$1,314.75	$1,322.34	$1,316.44	$1,321.18
(after expenses)
on 11/30/20
Expenses Paid	$5.86	$10.47	$3.83	$8.40	$4.53
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.81%, 0.66%, 1.45% and 0.78% for Class A, Class C, Class K, Class R and Class Y shares respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 19

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2020 through November 30, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 6/1/20
Ending Account Value	$1,019.95	$1,015.95	$1,021.70	$1,017.75	$1,021.10
(after expenses)
on 11/30/20
Expenses Paid	$5.10	$9.12	$3.34	$7.31	$3.94
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.01%, 1.81%, 0.66%, 1.45% and 0.78% for Class A, Class C, Class K, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
20 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Schedule of Investments | 11/30/20

Shares		Value
	UNAFFILIATED ISSUERS — 99.8%
	COMMON STOCKS — 99.8% of Net Assets
	Aerospace & Defense — 0.8%
131,003	HEICO Corp.	$ 16,189,351
114,832	Spirit AeroSystems Holdings, Inc.	3,904,288
	Total Aerospace & Defense	$ 20,093,639
	Biotechnology — 7.1%
180,139(a)	Alnylam Pharmaceuticals, Inc.	$ 23,401,857
355,155(a)	Esperion Therapeutics, Inc.	10,057,990
115,678(a)	Exact Sciences Corp.	14,003,979
399,192(a)	Fate Therapeutics, Inc.	23,338,760
366,446(a)	FibroGen, Inc.	15,137,884
117,729(a)	Mirati Therapeutics, Inc.	28,001,843
113,657(a)	Moderna, Inc.	17,359,970
293,669(a)	Natera, Inc.	25,922,163
182,568(a)	Replimune Group, Inc.	9,435,114
191,395(a)	Sage Therapeutics, Inc.	14,180,456
	Total Biotechnology	$ 180,840,016
	Building Products — 1.0%
103,177	Owens Corning	$ 7,518,508
227,126(a)	Trex Co., Inc.	16,993,567
	Total Building Products	$ 24,512,075
	Capital Markets — 2.6%
113,315	MSCI, Inc.	$ 46,393,427
332,499	Tradeweb Markets, Inc.	19,833,565
36,250(a)	XP, Inc.	1,486,613
	Total Capital Markets	$ 67,713,605
	Chemicals — 0.8%
148,058	Albemarle Corp.	$ 20,131,446
	Total Chemicals	$ 20,131,446
	Commercial Services & Supplies — 0.9%
210,524(a)	Copart, Inc.	$ 24,304,996
	Total Commercial Services & Supplies	$ 24,304,996
	Containers & Packaging — 1.4%
385,834(a)	Crown Holdings, Inc.	$ 36,364,855
	Total Containers & Packaging	$ 36,364,855
	Distributors — 0.5%
39,026	Pool Corp.	$ 13,507,289
	Total Distributors	$ 13,507,289
	Diversified Consumer Services — 0.4%
215,193(a)	Terminix Global Holdings, Inc.	$ 10,550,913
	Total Diversified Consumer Services	$ 10,550,913

The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 21

Schedule of Investments | 11/30/20 (continued)

Shares		Value
	Diversified Financials — 0.2%
372,130(a)	Insu Acquisition Corp. II	$ 4,763,264
	Total Diversified Financials	$ 4,763,264
	Electrical Equipment — 4.5%
280,803(a)	Array Technologies, Inc.	$ 12,799,001
73,358	EnerSys	6,001,418
233,587(a)	Generac Holdings, Inc.	50,361,357
80,085	Rockwell Automation, Inc.	20,466,523
1,339,685(a)	Vertiv Holdings Co.	25,065,506
	Total Electrical Equipment	$ 114,693,805
	Electronic Equipment, Instruments &
	Components — 2.1%
134,242	CDW Corp.	$ 17,517,238
1,078,834(a)	Flex, Ltd.	17,509,476
262,126(a)	II-VI, Inc.	17,732,824
	Total Electronic Equipment, Instruments &
	Components	$ 52,759,538
	Entertainment — 2.2%
103,485(a)	Roku, Inc.	$ 30,380,092
91,428(a)	Spotify Technology S.A.	26,639,376
	Total Entertainment	$ 57,019,468
	Equity Real Estate Investment Trust (REIT) — 0.5%
41,389	SBA Communications Corp.	$ 11,886,093
	Total Equity Real Estate Investment Trust (REIT)	$ 11,886,093
	Food & Staples Retailing — 1.0%
154,425(a)	BJ’s Wholesale Club Holdings, Inc.	$ 6,329,881
72,663	Casey’s General Stores, Inc.	13,201,414
144,980(a)	Grocery Outlet Holding Corp.	5,599,127
	Total Food & Staples Retailing	$ 25,130,422
	Food Products — 1.2%
232,718	Conagra Brands, Inc.	$ 8,508,170
895,093(a)	Nomad Foods, Ltd.	21,616,496
	Total Food Products	$ 30,124,666
	Health Care Equipment & Supplies — 6.2%
47,136(a)	Align Technology, Inc.	$ 22,686,085
35,745(a)	DexCom, Inc.	11,426,962
35,604(a)	IDEXX Laboratories, Inc.	16,412,732
98,817(a)	Insulet Corp.	25,466,129
77,823(a)	Penumbra, Inc.	17,268,924
185,696	ResMed, Inc.	38,921,882
67,818	Teleflex, Inc.	25,957,339
	Total Health Care Equipment & Supplies	$ 158,140,053

The accompanying notes are an integral part of these financial statements.
22 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Shares		Value
	Health Care Providers & Services — 2.5%
95,663(a)	Amedisys, Inc.	$ 23,417,346
142,666(a)	Molina Healthcare, Inc.	29,122,410
84,166	Quest Diagnostics, Inc.	10,434,901
	Total Health Care Providers & Services	$ 62,974,657
	Health Care Technology — 2.7%
128,989(a)	Teladoc Health, Inc.	$ 25,639,143
158,287(a)	Veeva Systems, Inc.	43,824,922
	Total Health Care Technology	$ 69,464,065
	Hotels, Restaurants & Leisure — 4.5%
868,447	Brinker International, Inc.	$ 43,517,879
18,115(a)	Chipotle Mexican Grill, Inc.	23,358,025
292,794(a)	DraftKings, Inc.	15,330,694
152,347(a)	Penn National Gaming, Inc.	10,664,290
313,463	Wendy’s Co.	6,893,051
62,397	Wingstop, Inc.	7,943,762
81,780	Wynn Resorts, Ltd.	8,218,890
	Total Hotels, Restaurants & Leisure	$ 115,926,591
	Household Durables — 1.0%
124,781	D.R. Horton, Inc.	$ 9,296,184
87,351(a)	TopBuild Corp.	15,219,165
	Total Household Durables	$ 24,515,349
	Household Products — 0.5%
60,175	Clorox Co.	$ 12,213,118
	Total Household Products	$ 12,213,118
	Industrials — 0.2%
25,501	Kansas City Southern	$ 4,747,521
	Total Industrials	$ 4,747,521
	Information Technology — 3.8%
327,911	Amphenol Corp.	$ 42,894,038
117,092	Lam Research Corp.	53,002,865
	Total Information Technology	$ 95,896,903
	Interactive Media & Services — 3.3%
183,265(a)	IAC/InterActive Corp.	$ 26,021,797
130,461(a)	Match Group, Inc.	18,161,476
286,871(a)	Pinterest, Inc.	20,086,707
424,978(a)	Twitter, Inc.	19,765,727
	Total Interactive Media & Services	$ 84,035,707

The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 23

Schedule of Investments | 11/30/20 (continued)

Shares		Value
	Internet & Direct Marketing Retail — 1.3%
92,876(a)	Etsy, Inc.	$ 14,925,173
36,983(a)	Stamps.com, Inc.	6,932,833
46,686(a)	Wayfair, Inc.	11,875,051
	Total Internet & Direct Marketing Retail	$ 33,733,057
	IT Services — 8.3%
151,362(a)	Akamai Technologies, Inc.	$ 15,667,481
187,059	Booz Allen Hamilton Holding Corp.	16,234,850
94,792(a)	EPAM Systems, Inc.	30,554,305
566,843	Genpact, Ltd.	23,042,168
109,390	Global Payments, Inc.	21,351,834
94,916(a)	Okta, Inc.	23,258,217
6,000(a)	Shopify, Inc.	6,470,159
79,207(a)	Square, Inc.	16,709,509
130,331(a)	Twilio, Inc.	41,717,650
91,870(a)	WEX, Inc.	15,915,559
	Total IT Services	$ 210,921,732
	Leisure Products — 1.3%
289,926(a)	Peloton Interactive, Inc.	$ 33,732,890
	Total Leisure Products	$ 33,732,890
	Life Sciences Tools & Services — 2.4%
179,723(a)	10X Genomics, Inc.	$ 27,517,388
128,104	Agilent Technologies, Inc.	14,975,358
84,684(a)	Charles River Laboratories International, Inc.	19,860,092
	Total Life Sciences Tools & Services	$ 62,352,838
	Machinery — 1.3%
179,500(a)	Middleby Corp.	$ 24,410,205
40,577	Nordson Corp.	8,269,998
	Total Machinery	$ 32,680,203
	Media — 0.4%
105,419	Nexstar Media Group, Inc.	$ 11,095,350
	Total Media	$ 11,095,350
	Multiline Retail — 1.0%
123,092	Dollar General Corp.	$ 26,905,449
	Total Multiline Retail	$ 26,905,449
	Oil, Gas & Consumable Fuels — 0.3%
120,757(a)	Renewable Energy Group, Inc.	$ 7,013,567
	Total Oil, Gas & Consumable Fuels	$ 7,013,567

The accompanying notes are an integral part of these financial statements.
24 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Shares		Value
	Pharmaceuticals — 0.7%
110,183(a)	Reata Pharmaceuticals, Inc.	$ 16,830,453
	Total Pharmaceuticals	$ 16,830,453
	Professional Services — 5.0%
1,651,601(a)	Clarivate Analytics Plc	$ 45,319,932
30,513(a)	CoStar Group, Inc.	27,784,222
101,503	Thomson Reuters Corp.	8,052,233
204,575	TransUnion	18,634,737
140,362	Verisk Analytics, Inc.	27,835,188
	Total Professional Services	$ 127,626,312
	Real Estate Management & Development — 0.6%
234,228(a)	CBRE Group, Inc.	$ 14,320,700
	Total Real Estate Management & Development	$ 14,320,700
	Semiconductors & Semiconductor Equipment — 6.0%
201,398	Marvell Technology Group, Ltd.	$ 9,322,714
774,112(a)	Micron Technology, Inc.	49,612,838
164,840	MKS Instruments, Inc.	22,744,623
127,810	NXP Semiconductors NV	20,247,660
108,120(a)	Qorvo, Inc.	16,940,242
37,736(a)	SolarEdge Technologies, Inc.	10,489,853
161,615	Xilinx, Inc.	23,523,063
	Total Semiconductors & Semiconductor Equipment	$ 152,880,993
	Software — 16.2%
95,323(a)	ANSYS, Inc.	$ 32,224,893
106,932(a)	Atlassian Corp. Plc	24,065,047
95,366(a)	Avalara, Inc.	16,379,110
104,288(a)	Crowdstrike Holdings, Inc.	15,985,265
155,236(a)	DocuSign, Inc.	35,375,180
131,055(a)	Guidewire Software, Inc.	16,051,616
88,637(a)	Palo Alto Networks, Inc.	26,052,187
38,875(a)	Paycom Software, Inc.	16,213,985
296,515(a)	RealPage, Inc.	20,456,570
76,857(a)	RingCentral, Inc.	22,830,372
44,184(a)	ServiceNow, Inc.	23,618,557
164,268(a)	Splunk, Inc.	33,540,240
207,743	SS&C Technologies Holdings, Inc.	14,311,415
199,288(a)	Synopsys, Inc.	45,338,020
36,026(a)	Trade Desk, Inc.	32,461,948
279,649(a)	Zendesk, Inc.	37,333,142
	Total Software	$ 412,237,547

The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 25

Schedule of Investments | 11/30/20 (continued)

Shares		Value
Specialty Retail — 2.0%
16,116(a)	AutoZone, Inc.	$ 18,334,367
86,333(a)	Burlington Stores, Inc.	18,867,214
184,741(a)	Floor & Decor Holdings, Inc.	14,795,907
	Total Specialty Retail	$ 51,997,488
Textiles, Apparel & Luxury Goods — 1.1%
77,024(a)	Lululemon Athletica, Inc.	$ 28,515,825
	Total Textiles, Apparel & Luxury Goods	$ 28,515,825
TOTAL COMMON STOCKS
	(Cost $1,613,457,160)	$ 2,545,154,458
TOTAL INVESTMENTS IN UNAFFILIATED
ISSUERS — 99.8%
	(Cost $1,613,457,160)	$ 2,545,154,458
	OTHER ASSETS AND LIABILITIES — 0.2%	$ 5,901,195
	NET ASSETS — 100.0%	$ 2,551,055,653

REIT	Real Estate Investment Trust.
(a)	Non-income producing security.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2020, aggregated $1,763,413,331 and $2,000,014,755, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended November 30, 2020, the Fund did not engage in any cross trade activity.
At November 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,627,711,111 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$943,631,596
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(26,188,249)
Net unrealized appreciation/depreciation	$917,443,347

The accompanying notes are an integral part of these financial statements.
26 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of November 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,545,154,458	$—	$—	$2,545,154,458
Total Investments in Securities	$2,545,154,458	$—	$—	$2,545,154,458

During the year ended November 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 27

Statement of Assets and Liabilities | 11/30/20

ASSETS:
Investments in unaffiliated issuers, at value (cost $1,613,457,160)	$2,545,154,458
Receivables —
Investment securities sold	20,613,608
Fund shares sold	2,881,644
Dividends	938,855
Other assets	49,598
Total assets	$2,569,638,163
LIABILITIES:
Bank overdraft	$10,166,815
Payables —
Investment securities purchased	4,973,622
Fund shares repurchased	2,446,927
Trustees’ fees	19,615
Due to affiliates	306,208
Accrued expenses	669,323
Total liabilities	$18,582,510
NET ASSETS:
Paid-in capital	$1,607,418,636
Distributable earnings	943,637,017
Net assets	$2,551,055,653
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,523,307,646/29,611,680 shares)	$51.44
Class C (based on $38,895,295/1,203,028 shares)	$32.33
Class K (based on $250,296,282/4,722,775 shares)	$53.00
Class R (based on $17,744,561/367,955 shares)	$48.22
Class Y (based on $720,811,869/12,559,124 shares)	$57.39
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $51.44 net asset value per share/100%-5.75%
maximum sales charge)	$54.58

The accompanying notes are an integral part of these financial statements.
28 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Statement of Operations
FOR THE YEAR ENDED 11/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $91,311)	$9,232,888
Interest from unaffiliated issuers	44,247
Total investment income		$9,277,135
EXPENSES:
Management fees	$12,624,377
Administrative expense	651,428
Transfer agent fees
Class A	1,205,399
Class C	46,852
Class K	3,338
Class R	43,954
Class Y	786,636
Distribution fees
Class A	3,143,140
Class C	363,842
Class R	78,771
Shareowner communications expense	319,031
Custodian fees	49,283
Registration fees	114,346
Professional fees	112,411
Printing expense	16,634
Pricing fees	119
Trustees’ fees	112,069
Insurance expense	27,982
Miscellaneous	108,792
Total expenses		$19,808,404
Net investment income		$(10,531,269)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$335,688,301
Other assets and liabilities denominated in
foreign currencies	(13,170)	$335,675,131
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$315,593,485
Other assets and liabilities denominated in
foreign currencies	16	$315,593,501
Net realized and unrealized gain (loss) on investments		$651,268,632
Net increase in net assets resulting from operations		$640,737,363

The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 29

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	11/30/20	11/30/19
FROM OPERATIONS:
Net investment income (loss)	$(10,531,269)	$(7,298,220)
Net realized gain (loss) on investments	335,675,131	55,304,905
Change in net unrealized appreciation (depreciation)
on investments	315,593,501	292,959,190
Net increase in net assets resulting from operations	$640,737,363	$340,965,875
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($7.49 and $0.62 per share, respectively)	$(194,659,631)	$(17,185,164)
Class C ($7.49 and $0.62 per share, respectively)	(7,357,927)	(799,300)
Class K ($7.49 and $0.62 per share, respectively)	(30,750,869)	(2,150,704)
Class R ($7.49 and $0.62 per share, respectively)	(2,382,179)	(251,089)
Class Y ($7.49 and $0.62 per share, respectively)	(83,770,237)	(8,527,630)
Total distributions to shareowners	$(318,920,843)	$(28,913,887)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$283,194,753	$404,457,928
Reinvestment of distributions	296,881,310	26,869,067
Cost of shares repurchased	(504,346,155)	(360,575,960)
Net increase in net assets resulting from Fund
share transactions	$75,729,908	$70,751,035
Net increase in net assets	$397,546,428	$382,803,023
NET ASSETS:
Beginning of year	$2,153,509,225	$1,770,706,202
End of year	$2,551,055,653	$2,153,509,225

The accompanying notes are an integral part of these financial statements.
30 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

	Year Ended	Year Ended	Year Ended	Year Ended
	11/30/20	11/30/20	11/30/19	11/30/19
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,490,775	$69,188,249	1,750,568	$71,121,113
Reinvestment of distributions	3,712,300	186,580,096	368,191	16,398,868
Less shares repurchased	(3,797,324)	(175,380,956)	(3,528,114)	(144,220,734)
Net increase (decrease)	1,405,751	$80,387,389	(1,409,355)	$(56,700,753)
Class C
Shares sold	147,293	$4,547,200	328,982	$8,844,469
Reinvestment of distributions	225,859	7,134,906	23,868	725,186
Less shares repurchased	(492,177)	(15,257,152)	(589,009)	(16,195,188)
Net decrease	(119,025)	$(3,575,046)	(236,159)	$(6,625,533)
Class K
Shares sold	1,893,192	$88,981,247	2,847,859	$116,414,583
Reinvestment of distributions	531,572	27,524,787	41,268	1,879,358
Less shares repurchased	(1,241,760)	(58,402,572)	(713,114)	(30,330,153)
Net increase	1,183,004	$58,103,462	2,176,013	$87,963,788
Class R
Shares sold	104,087	$4,618,581	227,625	$8,383,567
Reinvestment of distributions	49,951	2,353,704	5,807	245,589
Less shares repurchased	(200,497)	(8,686,800)	(352,693)	(13,063,403)
Net decrease	(46,459)	$(1,714,515)	(119,261)	$(4,434,247)
Class Y
Shares sold	2,306,069	$115,859,476	4,565,272	$199,694,196
Reinvestment of distributions	1,307,077	73,287,817	155,798	7,620,066
Less shares repurchased	(5,042,894)	(246,618,675)	(3,547,395)	(156,766,482)
Net (decrease) increase	(1,429,748)	$(57,471,382)	1,173,675	$50,547,780

The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 31

Financial Highlights

	Year	Year	Year		Year		Year
	Ended	Ended	Ended		Ended		Ended
	11/30/20	11/30/19	11/30/18		11/30/17		11/30/16*
Class A
Net asset value, beginning of period	$44.42	$37.99	$41.43		$35.13		$35.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.27)	$(0.18)	$(0.20)		$(0.12)		$(0.04)
Net realized and unrealized gain (loss) on investments	14.78	7.23	2.27		9.91		0.76
Net increase (decrease) from investment operations	$14.51	$7.05	$2.07		$9.79		$0.72
Distributions to shareowners:
Net realized gain	(7.49)	(0.62)	(5.51)		(3.49)		(0.59)
Total distributions	$(7.49)	$(0.62)	$(5.51)		$(3.49)		$(0.59)
Net increase (decrease) in net asset value	$7.02	$6.43	$(3.44)		$6.30		$0.13
Net asset value, end of period	$51.44	$44.42	$37.99		$41.43		$35.13
Total return (b)	33.06%	18.54%	5.09	%(c)	27.90	%(d)	2.06%
Ratio of net expenses to average net assets	1.01%	1.03%	1.02%		1.04%		1.06%
Ratio of net investment income (loss) to average net assets	(0.58)%	(0.44)%	(0.45)%		(0.32)%		(0.12)%
Portfolio turnover rate	83%	53%	82%		83%		99%
Net assets, end of period (in thousands)	$1,523,308	$1,252,845	$1,124,956		$1,124,242		$950,638

*    The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)  If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.06%.
(d)  If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 27.88%.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Class C
Net asset value, beginning of period	$30.29	$26.28	$30.53	$26.82	$27.07
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.43)	$(0.36)	$(0.40)	$(0.33)	$(0.24)
Net realized and unrealized gain (loss) on investments	9.96	4.99	1.66	7.53	0.58
Net increase (decrease) from investment operations	$9.53	$4.63	$1.26	$7.20	$0.34
Distributions to shareowners:
Net realized gain	(7.49)	(0.62)	(5.51)	(3.49)	(0.59)
Total distributions	$(7.49)	$(0.62)	$(5.51)	$(3.49)	$(0.59)
Net increase (decrease) in net asset value	$2.04	$4.01	$(4.25)	$3.71	$(0.25)
Net asset value, end of period	$32.33	$30.29	$26.28	$30.53	$26.82
Total return (b)	32.04%	17.60%	4.24%	26.89%	1.26%
Ratio of net expenses to average net assets	1.81%	1.85%	1.78%	1.84%	1.86%
Ratio of net investment income (loss) to average net assets	(1.37)%	(1.26)%	(1.22)%	(1.11)%	(0.92)%
Portfolio turnover rate	83%	53%	82%	83%	99%
Net assets, end of period (in thousands)	$38,895	$40,051	$40,956	$62,937	$58,377

*    The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 33

Financial Highlights (continued)

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	11/30/20	11/30/19	11/30/18	11/30/17		11/30/16*
Class K
Net asset value, beginning of period	$45.42	$38.69	$41.95	$35.41		$35.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.11)	$(0.03)	$(0.03)	$0.01(b	)	$0.09(b )
Net realized and unrealized gain (loss) on investments	15.18	7.38	2.28	10.02		0.78
Net increase (decrease) from investment operations	$15.07	$7.35	$2.25	$10.03		$0.87
Distributions to shareowners:
Net realized gain	(7.49)	(0.62)	(5.51)	(3.49)		(0.59)
Total distributions	$(7.49)	$(0.62)	$(5.51)	$(3.49)		$(0.59)
Net increase (decrease) in net asset value	$7.58	$6.73	$(3.26)	$6.54		$0.28
Net asset value, end of period	$53.00	$45.42	$38.69	$41.95		$35.41
Total return (c)	33.57%	18.98%	5.45%	28.36	%(d)	2.48%
Ratio of net expenses to average net assets	0.66%	0.67%	0.66%	0.67%		0.68%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.07)%	(0.07)%	0.03%		0.27%
Portfolio turnover rate	83%	53%	82%	83%		99%
Net assets, end of period (in thousands)	$250,296	$160,785	$52,764	$24,180		$17,395

*    The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  The amount shown for a share outstanding does not correspond with net investment loss on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)  If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2017, the total return would have been 28.34%.
The accompanying notes are an integral part of these financial statements.
34 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16*
Class R
Net asset value, beginning of period	$42.19	$36.24	$39.93	$34.10	$34.11
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.44)	$(0.32)	$(0.37)	$(0.27)	$(0.16)
Net realized and unrealized gain (loss) on investments	13.96	6.89	2.19	9.59	0.74
Net increase (decrease) from investment operations	$13.52	$6.57	$1.82	$9.32	$0.58
Distributions to shareowners:
Net realized gain	(7.49)	(0.62)	(5.51)	(3.49)	(0.59)
Total distributions	$(7.49)	$(0.62)	$(5.51)	$(3.49)	$(0.59)
Net increase (decrease) in net asset value	$6.03	$5.95	$(3.69)	$5.83	$(0.01)
Net asset value, end of period	$48.22	$42.19	$36.24	$39.93	$34.10
Total return (b)	32.46%	18.12%	4.65%	27.37%	1.70%
Ratio of net expenses to average net assets	1.45%	1.40%	1.44%	1.45%	1.43%
Ratio of net investment income (loss) to average net assets	(1.01)%	(0.82)%	(0.88)%	(0.72)%	(0.49)%
Portfolio turnover rate	83%	53%	82%	83%	99%
Net assets, end of period (in thousands)	$17,745	$17,484	$19,341	$37,092	$37,351

*    The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
The accompanying notes are an integral part of these financial statements.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 35

Financial Highlights (continued)

	Year	Year	Year		Year	Year
	Ended	Ended	Ended		Ended	Ended
	11/30/20	11/30/19	11/30/18		11/30/17	11/30/16*
Class Y
Net asset value, beginning of period	$48.78	$41.57	$44.72		$37.62	$37.34
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.17)	$(0.09)	$(0.10)		$(0.03)	$0.05(b	)
Net realized and unrealized gain (loss) on investments	16.27	7.92	2.46		10.62	0.82
Net increase (decrease) from investment operations	$16.10	$7.83	$2.36		$10.59	$0.87
Distributions to shareowners:
Net realized gain	(7.49)	(0.62)	(5.51)		(3.49)	(0.59)
Total distributions	$(7.49)	$(0.62)	$(5.51)		$(3.49)	$(0.59)
Net increase (decrease) in net asset value	$8.61	$7.21	$(3.15)		$7.10	$0.28
Net asset value, end of period	$57.39	$48.78	$41.57		$44.72	$37.62
Total return (c)	33.36%	18.82%	5.36	%(d)	28.18%	2.33	%(e)
Ratio of net expenses to average net assets	0.78%	0.79%	0.78%		0.79%	0.82%
Ratio of net investment income (loss) to average net assets	(0.34)%	(0.21)%	(0.20)%		(0.07)%	0.12%
Portfolio turnover rate	83%	53%	82%		83%	99%
Net assets, end of period (in thousands)	$720,812	$682,344	$532,690		$330,810	$220,496

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)  The per-share data presented above is based on the average shares outstanding for the period presented.
(b)  The amount shown for a share outstanding does not correspond with net investment loss on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)  If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2018, the total return would have been 5.34%.
(e)  If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended November 30, 2016, the total return would have been 2.31%.
The accompanying notes are an integral part of these financial statements.
36 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Notes to Financial Statements | 11/30/20
1. Organization and Significant Accounting Policies
Pioneer Select Mid Cap Growth Fund (the “Fund”) is one of two portfolios comprising Pioneer Series Trust II (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Effective January 1, 2021, Amundi Pioneer Asset Management, Inc. changed its name to Amundi Asset Management US, Inc.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 37

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange, are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
38 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At November 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 39

C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of November 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of distributions paid during the years ended November 30, 2020 and November 30, 2019, were as follows:
	2020	2019
Distributions paid from:
Ordinary Income	$ 1,068,904	$ —
Long-term capital gain	317,851,939	28,913,887
Total	$318,920,843	$28,913,887

40 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

The following shows the components of distributable earnings on a federal income tax basis at November 30, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$ 12,808,306
Undistributed long-term gain	13,385,364
Net unrealized appreciation	917,443,347
Total	$943,637,017

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on Real Estate Investment Trust (REIT) holdings.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $46,354 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2020.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions,
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 41

the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi US exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi US or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of
42 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.625% of the Fund’s average daily net assets up to $500 million, 0.60% of the next $500 million, 0.575% of the next $4 billion and 0.55% of the Fund’s average daily net assets over $5 billion. For the year ended November 30, 2020, the effective management fee was equivalent to 0.59% of the Fund’s average daily net assets.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 43

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $235,962 in management fees, administrative costs and certain other reimbursements payable to the Adviser at November 30, 2020.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended November 30, 2020, the Fund paid $112,069 in Trustees’ compensation, which is reflected on Statement of Operations as Trustees’ fees. At November 30, 2020, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $19,615.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended November 30, 2020, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$255,060
Class C	11,914
Class K	7,541
Class R	3,789
Class Y	40,727
Total	$319,031

44 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $70,246 in distribution fees payable to the Distributor at November 30, 2020.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended November 30, 2020, CDSCs in the amount of $19,357 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 45

available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in the credit facility. The commitment fee in the amount of 0.30% of the daily unused portion of the credit facility is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2020, the Fund had no borrowings under the credit facility.
46 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Pioneer Series Trust II and the Shareholders of
Pioneer Select Mid Cap Growth Fund:

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pioneer Select Mid Cap Growth Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust II (the “Trust”)), including the schedule of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the period ended November 30, 2016 were audited by another independent registered public accounting firm whose report, dated January 25, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Pioneer Select Mid Cap Growth Fund (one of the funds constituting Pioneer Series Trust II) at November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 47

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Amundi Pioneer investment companies since 2017.
Boston, Massachusetts
January 27, 2021
48 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

ADDITIONAL INFORMATION (unaudited)
For the year ended November 30, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The Fund intends to designate up to the maximum amount of such dividends allowable, as taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.
The qualifying percentage of the Fund’s ordinary income dividends for the purpose of the corporate dividends received deduction was 100%.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 49

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Select Mid Cap Growth Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi Pioneer”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously
50 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 51

performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the first quintile relative to its Strategic Insight peer group for the comparable period.
The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that
52 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 53

investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
54 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 55

the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
56 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Trustees, Officers and Service Providers
Investment Adviser and Administrator
Amundi Asset Management US, Inc.
Custodian and Sub-Administrator
Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm
Ernst & Young LLP
Principal Underwriter
Amundi Distributor US, Inc.
Legal Counsel
Morgan, Lewis & Bockius LLP
Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Trustees and Officers
The Fund’s Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.
The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 57

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Thomas J. Perna (70)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	(2008 – 2013)and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Trustee	trustee is elected or	(technology products for securities lending industry); and Senior	communications and securities
	earlier retirement	Executive Vice President, The Bank of New York (financial and securities	processing provider for financial
	or removal.	services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (69)	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (63)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

58 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Benjamin M. Friedman (76)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in
	or removal.		fund complex) (1989 - 2008)
Lorraine H. Monchak (64)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President –
	retirement or removal.	Asset/Liability Management Group, Federal Farm Funding Corporation
(government-sponsored issuer of debt securities) (1988 – 1990); Mortgage
Strategies Group, Shearson Lehman Hutton, Inc. (investment bank)
(1987 – 1988); and Mortgage Strategies Group, Drexel Burnham Lambert,
Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (72)	Trustee since 2004.	Chief Financial Officer, American Ag Energy, Inc. (controlled	Director of New America High
Trustee	Serves until a successor	environment and agriculture company) (2016 – present); and President	Income Fund, Inc. (closed-end
	trustee is elected or	and Chief Executive Officer, Metric Financial Inc. (formerly known as	investment company) (2004 –
	earlier retirement	Newbury Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
	or removal.		Governors, Investment Company
Institute (2000 – 2006)

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 59

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Fred J. Ricciardi (73)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	trustee is elected or	and investment company services) (1969 – 2012); Director, BNY
	earlier retirement	International Financing Corp. (financial services) (2002 – 2012); Director,
	or removal.	Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

60 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Trustee
Lisa M. Jones (58)*	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment	None
Trustee, President and	Serves until a successor	management firm) (since September 2014); Director, CEO and President
Chief Executive Officer	trustee is elected or	of Amundi Asset Management US, Inc. (since September 2014); Director,
	earlier retirement	CEO and President of Amundi Distributor US, Inc. (since September 2014);
	or removal	Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (62)*	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	trustee is elected or	firm); Director and Executive Vice President and Chief Investment Officer,
	earlier retirement	U.S. of Amundi US (since 2008); Executive Vice President and Chief
	or removal	Investment Officer, U.S. of Amundi Asset Management US, Inc. (since 2009);
Portfolio Manager of Amundi US (since 1999); and Director of Amundi
Holdings US, Inc. (since 2017)

*  Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.
Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 61

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Christopher J. Kelley (55)	Since 2004. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Carol B. Hannigan (59)	Since 2010. Serves	Fund Governance Director of Amundi US since December 2006 and	None
Assistant Secretary	at the discretion of	Assistant Secretary of all the Pioneer Funds since June 2010; Manager –
	the Board	Fund Governance of Amundi US from December 2003 to November 2006;
and Senior Paralegal of Amundi US from January 2000 to November 2003
Thomas Reyes (58)	Since 2010. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Mark E. Bradley (61)	Since 2008. Serves	Vice President – Fund Treasury of Amundi US; Treasurer of all of the	None
Treasurer and Chief	at the discretion of	Pioneer Funds since March 2008; Deputy Treasurer of Amundi US from
Financial and	the Board	March 2004 to February 2008; and Assistant Treasurer of all of the Pioneer
Accounting Officer		Funds from March 2004 to February 2008
Luis I. Presutti (55)	Since 2004. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (62)	Since 2004. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2002
the Board

62 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

Name, Age and Position	Term of Office and		Other Directorships
Held With the Fund	Length of Service	Principal Occupation	Held by Officer
Antonio Furtado (38)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020
John Malone (50)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Kelly O’Donnell (49)	Since 2006. Serves	Vice President – Amundi Asset Management; and Anti-Money Laundering	None
Anti-Money	at the discretion of	Officer of all the Pioneer Funds since 2006
Laundering Officer	the Board

Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20 63

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68 Pioneer Select Mid Cap Growth Fund | Annual Report | 11/30/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 23474-11-0121

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $23,460 payable to Ernst & Young LLP for the year ended November 30, 2020 and $ $23,000 for the year ended November 30, 2019.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2020 or 2019.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,028 during the fiscal years ended November 30, 2020 and 2019, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2020 or 2019.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust.  For the years ended November 30, 2020 and 2019, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $8,189 and $8,028 during the fiscal years ended November 30, 2020 and 2019, respectively.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust II

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date February 5, 2021

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date February 5, 2021

* Print the name and title of each signing officer under his or her signature.